EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                                      Chapter 11

 In re: Bethlehem Steel Corporation, et al.,          Case No. 01-15288 (BRL)
                     Debtors                          through 01-15302, 01-15308
                                                      through 01-15315 (BRL)


                         MONTHLY OPERATING STATEMENT FOR
                  THE PERIOD SEPTEMBER 1 TO SEPTEMBER 30, 2002


DEBTORS' ADDRESS:            Bethlehem Steel Corporation
                             1170 Eighth Avenue
                             Bethlehem, PA 18016

DISBURSEMENTS:  September 1 to September 30, 2002 (millions):           $319.9
     (see attached schedule for disbursements by Debtor)


DEBTORS' ATTORNEY:           Weil, Gotshal & Manges LLP
                             767 Fifth Avenue
                             New York, NY 10153
                             Jeffrey L. Tanenbaum (JT 9797)
                             George A. Davis (GD 2761)

NET LOSS:  September 1 to September 30, 2002 (millions):                 $13.5

REPORT PREPARER:             Bethlehem Steel Corporation


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE: October 21, 2002                           /s/ Lonnie A. Arnett
                                                 ------------------------------
                                                 Lonnie A. Arnett
                                                 Vice President, Controller
                                                 and Chief Accounting Officer

                           Bethlehem Steel Corporation

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
             (dollars and shares in millions, except per share data)


                                                                                      September 30, 2002
                                                                             ------------------------------------
                                                                               Month Ended      Nine Months Ended
                                                                               (unaudited)          (unaudited)
                                                                             ---------------     ----------------
       Net Sales                                                                    $ 315.5            $ 2,675.8
                                                                             ---------------     ----------------

       Costs and Expenses
            Cost of sales                                                             295.9              2,630.2
            Depreciation                                                               20.6                187.0
            Selling, administration and general expense                                 6.4                 67.1
            Special charges (Note 2)                                                      -                 22.5
                                                                             ---------------     ----------------
       Total Costs and Expenses                                                       322.9              2,906.8
                                                                             ---------------     ----------------

       Loss from Operations                                                            (7.4)              (231.0)

       Reorganization Items (Note 3)                                                   (1.5)               (10.7)

       Financing Expense - net (Note 4)                                                (4.6)               (39.0)
                                                                             ---------------     ----------------

       Loss before Income Taxes                                                       (13.5)              (280.7)

       Benefit from Income Taxes (Note 5)                                                 -                 10.3
                                                                             ---------------     ----------------

       Net Loss                                                                       (13.5)              (270.4)

       Dividend Requirements on Preferred and Preference Stock                          3.2                 29.6
                                                                             ---------------     ----------------

       Net Loss Applicable to Common Stock                                          $ (16.7)            $ (300.0)
                                                                             ===============     ================

       Net Loss per Common Share:
            Basic and Diluted                                                       $ (0.13)             $ (2.29)


       Average Shares Outstanding:
            Basic and Diluted                                                         131.0                131.0

The accompanying Notes are an integral part of the Consolidated Financial Statements. See Note 8 for Consolidated Statement of Operations for Debtors Only.

                           Bethlehem Steel Corporation

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                           CONSOLIDATED BALANCE SHEET
                              (dollars in millions)

                                                                                      September 30,
                                                                                          2002
                                                                                       (unaudited)
                                                                                   ------------------
                                     ASSETS
Current Assets:
       Cash and cash equivalents                                                              $ 86.3
       Receivables - net                                                                       382.5
       Inventories:
            Raw materials                                                                      244.2
            Finished and semifinished                                                          500.7
                                                                                   ------------------
            Total Inventories                                                                  744.9
       Other current assets                                                                     24.2
                                                                                   ------------------
Total Current Assets                                                                         1,237.9
Investments and Miscellaneous Assets                                                            83.2
Property, Plant and Equipment - net                                                          2,714.7
Intangible Pension Asset                                                                       225.0
                                                                                   ------------------
Total Assets                                                                               $ 4,260.8
                                                                                   ==================

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
       Accounts payable                                                                      $ 153.7
       Accrued employment costs                                                                 96.8
       Secured debt and capital lease obligations - current (Note 7)                            93.8
       Other current liabilities                                                                86.0
                                                                                   ------------------
Total Current Liabilities                                                                      430.3

Secured Debt and Capital Lease Obligations                                                     123.2
Debtor-in-Possession Financing                                                                 280.7
Debt Secured by Inventory                                                                      289.9
Deferred Gain and Other Long-term Liabilities                                                  130.0

Liabilities Subject to Compromise (Note 6)                                                   4,956.2

Stockholders' Deficit:
       Preferred Stock                                                                          11.3
       Preference Stock                                                                          2.0
       Common Stock                                                                            135.9
       Common Stock held in treasury at cost                                                   (65.9)
       Additional paid-in capital                                                            1,909.7
       Accumulated other comprehensive loss                                                   (833.0)
       Accumulated deficit                                                                  (3,105.5)
                                                                                   ------------------
Total Stockholders' Deficit                                                                 (1,949.5)
                                                                                   ------------------
Total Liabilities and Stockholders' Deficit                                                $ 4,260.8
                                                                                   ==================



The accompanying Notes are an integral part of the Consolidated Financial Statements. See Note 8 for Consolidated Balance Sheet of the Debtors Only.

                           Bethlehem Steel Corporation

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (dollars in millions)

                                                                                                      September 30, 2002
                                                                                         ------------------------------------------
                                                                                               Month                Nine Months
                                                                                               Ended                   Ended
                                                                                            (unaudited)             (unaudited)
                                                                                         -------------------     ------------------
     Operating Activities:
           Net loss                                                                                 $ (13.5)              $ (270.4)

           Adjustments for items not affecting cash from operating activities:
                Depreciation                                                                           20.6                  187.0
                Recognition of deferred gains                                                          (1.8)                 (16.3)
                Reorganization items                                                                    1.5                   10.7
                Special charges                                                                           -                   22.5
                Other - net                                                                            (2.8)                   8.8
           Working capital (excluding financing and investing activities):
                Receivables                                                                            (1.1)                 (37.6)
                Inventories                                                                            (6.3)                 (20.3)
                Accounts payable                                                                      (10.7)                 (20.7)
                Other                                                                                   3.4                   25.2
           Funding postretirement benefits:
                Pension funding less than expense                                                      12.1                  103.7
                Retiree healthcare and life insurance benefit payments less than expense                4.7                   35.9
                                                                                         -------------------     ------------------
     Cash Provided By Operating Activities Before Reorganization Items                                  6.1                   28.5
                                                                                         -------------------     ------------------

           Reorganization items                                                                        (1.5)                 (10.7)
                                                                                         -------------------     ------------------
     Cash Provided By Operating Activities                                                              4.6                   17.8
                                                                                         -------------------     ------------------

     Investing Activities:
           Capital expenditures                                                                        (2.0)                 (74.5)
           Cash proceeds from asset sales                                                               0.4                   25.7
                                                                                         -------------------     ------------------
     Cash Used For Investing Activities                                                                (1.6)                 (48.8)
                                                                                         -------------------     ------------------

     Financing Activities:
           Borrowings (Note 7)                                                                          0.1                   90.6
           Debt and capital lease payments (Note 7)                                                    (3.0)                 (58.2)
           Other payments                                                                              (2.0)                 (19.1)
                                                                                         -------------------     ------------------
     Cash Provided By (Used For) Financing Activities                                                  (4.9)                  13.3
                                                                                         -------------------     ------------------

     Net Increase (Decrease) in Cash and Cash Equivalents                                              (1.9)                 (17.7)
     Cash and Cash Equivalents - Beginning of Period                                                   88.2                  104.0
                                                                                         -------------------     ------------------
                                                     - End of Period                                   86.3                   86.3
     Available Borrowing under Committed Bank Credit Arrangements                                     148.1                  148.1
                                                                                         -------------------     ------------------

     Total Liquidity at End of Month                                                                $ 234.4                $ 234.4
                                                                                         ===================     ==================

     Supplemental Cash Information (Note 7):
           Interest and other financing costs, net of amount capitalized                              $ 3.4                 $ 32.4
           Income taxes paid (received)                                                                   -                   (8.0)
           Capital lease obligations incurred                                                             -                    1.9



The accompanying Notes are an integral part of the Consolidated Financial Statements.

                           Bethlehem Steel Corporation
    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)

          NOTES TO SEPTEMBER 30, 2002 CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)


1. These Consolidated Financial Statements are unaudited and should be read together with audited financial statements in Bethlehem's Annual Report on Form 10-K for the year ended December 31, 2001 and other reports filed with the Securities and Exchange Commission during 2002.

2. During August 2002, Bethlehem announced the permanent closing of a facility for producing large diameter pipe in Steelton, Pennsylvania. As a result, we recorded a $2.5 million charge to account for the required employee benefit costs.

During the second quarter of 2002, Bethlehem personnel attended a meeting requested by representatives from the New York Department of Environmental Conservation (NYDEC) to discuss the contents and timing of a Consent Order to conduct a RCRA Corrective Measures Study and to begin to implement an agreed upon plan of remediation at our closed steel manufacturing facility in Lackawanna, New York. Based upon the information received and the conceptual agreements reached at that meeting, we recorded a $20 million non-cash charge to reflect Bethlehem's most current estimate of the probable remediation costs at Lackawanna. The cash requirements for remediation are expected to be expended over a protracted period of years, according to a schedule to be agreed upon by Bethlehem and the NYDEC.

3. Net costs resulting from reorganization of the businesses have been reported in the statement of operations separately as reorganization items. For the month and the nine-months ended September 30, 2002, the following have been recorded ($ in millions):

                                                            One                  Nine
                                                           Month                Months
                                                  -------------------- ----------------------
    Professional and other fees                    $          1.6       $            13.3
    Gains from termination of contracts                         -                    (2.0)
    Interest income                                          (0.1)                   (0.6)
                                                  -------------------- ----------------------
    Total                                          $          1.5       $            10.7
                                                  ==================== ======================

4. Interest at the stated contractual amount on unsecured debt that was not charged to earnings as a result of our chapter 11 filing was approximately $32 million for the nine-months ended September 30, 2002.

5. The income tax benefit recorded in 2002 represents a $10 million tax refund as a result of the "Job Creation and Workers Assistance Act of 2002" that was enacted March 8, 2002. The Act provides us the ability to carry back a portion of our 2001 Alternative Minimum Tax loss for a refund of taxes paid in prior years that was not previously available. We received the refund in July 2002.

6. Liabilities subject to compromise at September 30, 2002 follows ($ in millions):

                                                       September 30,
                                                           2002
                                                  --------------------

    Other postemployment benefits                  $      2,043.4
    Pension                                               1,729.2
    Unsecured debt                                          526.7
    Accounts payable                                        197.9
    Accrued employment costs                                208.2
    Other accrued liabilities                               173.6
    Accrued taxes and interest                               77.2
                                                  --------------------
    Total                                          $      4,956.2
                                                  ====================

7. In the second quarter of 2002, we acquired the remaining 50% portion of the Columbus Coatings Company (CCC) and Columbus Processing Company (CPC) joint ventures from LTV Steel Corporation. CCC is an automotive quality, hot-dipped galvanized coating line and CPC is a steel slitting facility, both located in Columbus, Ohio. These interests were acquired on June 5, 2002 for cash, a release of LTV's guarantee of CCC's debt and forgiveness of claims against LTV by Bethlehem and CCC. The acquisition was accounted for as a purchase. CCC's and CPC's results are included in the Consolidated Financial Statements from the date of acquisition. Pro-forma amounts for the year are not significant. The value assigned to assets and liabilities acquired follows ($ in millions):

    Property, plant & equipment                                         $155.3
    Debt and capital lease obligation                                   (105.9)
    Other - net                                                            (.3)
                                                                     -----------
         Net assets                                                       49.1
    Less:
         Investment in and receivable from joint ventures and LTV        (46.7)
                                                                     -----------
    Cash purchase price, net of cash acquired                           $  2.4
                                                                     ===========

CCC's construction costs were financed in part with a loan under a 1999 agreement with a group of lenders. Bethlehem has guaranteed the full amount of the construction loan. Bethlehem provided CCC's lenders with a collateralized letter of credit for $30 million and a mortgage on our corporate headquarters building as additional collateral. In July 2002, CCC lenders used the letter of credit to reduce the outstanding loan balance by $30 million.

Because of our chapter 11 filing, CCC and Bethlehem are in default under the construction loan agreements which would allows the lenders to call the full amount of the loan. We believe that the market value of CCC exceeds the net loan amount. We are working with the CCC lenders and others to resolve open issues or refinance the net outstanding debt. We believe these matters can be resolved without any additional significant impact on our liquidity.

8. Summarized Consolidated Statement of Operations for the nine-months ended and Balance Sheet as of September 30, 2002 for the Debtors only follows ($ in millions):

    Summarized Consolidated Statement of Operations
    Net Sales                                                  $      2,640.1
    Costs and Expenses                                                2,852.8
    Special Charges                                                      22.5
                                                              ----------------
      Loss from Operations                                             (235.2)
    Reorganization Items                                                (10.7)
    Financing Expense - Net                                             (37.2)
    Equity in Income of Unconsolidated Subsidiaries                       2.4
                                                              ----------------
      Loss Before Income Taxes                                         (280.7)
    Benefit from Income Taxes                                            10.3
                                                              ----------------
      Net Loss                                                         (270.4)
    Dividend Requirements on Preferred and Preference Stock              29.6
                                                              ----------------
      Net Loss Applicable to Common Stock                      $       (300.0)
                                                              ================

    SUMMARIZED CONSOLIDATED BALANCE SHEET

                                      ASSETS

    Current Assets:
      Cash and cash equivalents                                $          74.2
      Receivables - net                                                  370.3
      Inventories                                                        735.4
      Other current assets                                                23.0
                                                               ----------------
    Total Current Assets                                               1,202.9
    Investments and Miscellaneous Assets                                 172.2
    Property, Plant and Equipment - net                                2,507.3
    Intangible Pension Asset                                             225.0
                                                               ----------------
    Total Assets                                                $      4,107.4
                                                               ================

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

    Current Liabilities:
      Accounts payable                                          $        140.2
      Accrued employment costs                                            84.9
      Secured debt and capital lease obligations - current                21.8
      Other current liabilities                                           71.2
                                                               ----------------
    Total Current Liabilities                                            318.1
    Secured Debt and Capital Lease Obligations                           123.2
    Debtor-in-Possession Financing                                       280.7
    Debt Secured by Inventory                                            289.9
    Deferred Gains and Other Long-Term Liabilities                        88.8

    Liabilities Subject to Compromise                                  4,956.2

    Total Stockholders' Deficit                                       (1,949.5)
                                                               ----------------
    Total Liabilities and Stockholders' Deficit                 $      4,107.4
                                                               ================

                           BETHLEHEM STEEL CORPORATION
    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                            Schedule of Disbursements

                                                           Month Ended                Quarter Ended           Nine Months Ended
(dollars in thousands)                                   September 30, 2002        September 30, 2002        September 30, 2002
                                                      ----------------------    -----------------------   -----------------------
Bethlehem Steel Corporation                                        $318,845                   $983,037                $2,836,037
Alliance Coatings Company, LLC                                            0                     16,176                    23,693
BethEnergy Mines Inc.                                                   342                        963                     2,232
Bethlehem Cold Rold Corporation                                           1                         12                        17
Bethlehem Development Corporation                                         0                          0                         0
Bethlehem Rail Corporation                                               91                        109                       222
Bethlehem Steel de Mexico, S.A. de C.V.                                  42                        131                       476
Bethlehem Steel Export Company of Canada, Limited                         0                          0                         0
Bethlehem Steel Export Corporation                                        0                          0                         0
BethPlan Corp.                                                            0                          0                         0
Chicago Cold Rolling, L.L.C.                                            450                      1,557                     4,604
Eagle Nest Inc.                                                           0                          0                         1
Encoat North Arlington, Inc.                                              5                         61                       177
Energy Coatings Company                                                   1                          2                         6
Greenwood Mining Corporation                                              0                          0                         0
HPM Corporation                                                           0                          0                         1
Kenacre Land Corporation                                                  0                          0                         0
LI Service Company                                                      110                        367                     1,072
Marmoraton Mining Company, Ltd.                                           1                         14                        53
Mississippi Coatings Limited Corporation                                  0                          0                     2,576
Mississippi Coatings Line Corporation                                     0                          0                        53
Ohio Steel Service Company, LLC                                           0                          0                         0
Primeacre Land Corporation                                               12                         39                       114
                                                      ----------------------    -----------------------   -----------------------
                                                                   $319,900                 $1,002,468                $2,871,334


Note:  Inter-company disbursements are excluded from this schedule.

                           Bethlehem Steel Corporation
    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)


         Post petition salaries and wages, including employee withholdings and employer related payroll taxes, have been paid in the ordinary course of business.

Other post petition taxes, including those for sales and use taxes, property taxes and other taxes have been paid in the ordinary course of business.

All insurance policy premiums due, including those for workers compensation and disability insurance have been paid. Accordingly, all such policies remain in force.

Details for the above transactions will be provided to U.S. Trustee upon request.